Filed pursuant to Rule 497(e)
Registration Nos. 333-57548; 811-10319

Supplement dated November 7, 2019 to the
Prospectus and Summary Prospectus dated July 29, 2019 and
Statement of Additional Information (“SAI”) dated July 29, 2019, as amended August 28, 2019, for the USA Mutuals Navigator Fund (the “Fund”), a series of USA Mutuals

This supplement notifies shareholders of certain changes being made to the Fund.

Effective immediately, the following changes are applicable to the Fund:

Jordan Waldrep will no longer serve as a co-portfolio manager of the Fund. All references to Mr. Waldrep as a co-portfolio manager of the Fund in the Prospectus, Summary Prospectus and SAI are therefore removed.

Please retain this supplement with your Prospectus, Summary Prospectus and SAI.